[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


                               [graphic omitted]


                         MFS(R) RESEARCH GROWTH
                         AND INCOME FUND

                         SEMIANNUAL REPORT o FEBRUARY 29, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Trustees and Officers ..................................................... 29

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

    Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, fewer than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

[Graphic Omitted]
/s/ Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

March 15, 2000

--------------
(1)Source: Investment Company Institute.

(2)Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Alec C. Murray]

     Alec C. Murray

For the six months ended February 29, 2000, Class A shares of the Fund provided a total return of -3.77%, Class B shares -4.10%, Class C shares -4.11%, and Class I shares -3.65%. These results, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 4.11% return for the Fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance. The average large-cap core fund returned 9.82% for the same period, as tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q. IT APPEARS TO HAVE BEEN A DIFFICULT PERIOD FOR VALUE-ORIENTED GROWTH AND INCOME PORTFOLIOS. CAN YOU TELL US A BIT ABOUT THIS MARKET ENVIRONMENT?

A. In our opinion, the broad-based underperformance of value and more conservative growth stocks is due to a massive revaluation in the marketplace. In other words, despite recent volatility, the expensive growth stocks, in particular technology and telecommunications stocks, became even more expensive, while stock prices for the rest of the market drifted downward. Essentially, the market abandoned the philosophy of "growth at a reasonable price" and pursued growth at any price. As a result, even well-known and highly respected companies with long histories of rising earnings have languished in this technology-crazed market.

Q.  WHAT DO YOU THINK ARE THE MAIN FACTORS CAUSING THIS TREND?

A. We think it's primarily a function of how the information age we live in is dramatically changing the economy. The technology and telecommunications stocks have done so well because they are largely responsible for the productivity gains we've experienced in this "new economy." As a result, investors believe the manufacturers and providers of innovative technology have the best prospects for earnings and revenue growth for the next several years, and in some cases they are willing to pay almost any price for this growth. This environment has also raised doubts about the sustainability of growth for the "old economy" companies built without the cost and productivity advantages of the Internet and e-commerce. Consequently, we believe investors have become apprehensive about investing in these stocks.

Q. THE OBVIOUS QUESTION THEN BECOMES, HOW HAVE YOU DEALT WITH THIS ENVIRONMENT GIVEN THE PORTFOLIO'S DIVERSIFIED INVESTMENT APPROACH AND LIMITED TECHNOLOGY EXPOSURE?

A. We've sought to enhance performance by investing in companies that appear to have the best prospects in our investable universe. Our focus is on companies that demonstrate reliable earnings growth, strong market positions, innovative products, and most importantly, management strategies that adapt their business models to the new economy. One of the ways we've worked to accomplish this goal is to invest in market leaders such as Intel, Microsoft, Cisco, Sun Microsystems, Oracle, Motorola, and Sprint. These companies have been key contributors to and beneficiaries of the huge growth in e-commerce, Internet usage, and the demand for telecommunications services.

Q. THE FUND'S TOP HOLDINGS AND SECTOR WEIGHTINGS HAVE REMAINED RELATIVELY CONSTANT. HAVE YOU MADE ANY CHANGES TO THE PORTFOLIO?

A. We've made a few minor adjustments as the market has, in my view, indiscriminately sold off quality companies that we believe possess strong long-term prospects. Good examples would be stocks such as Exxon Mobil and BP Amoco, which have not performed well despite the dramatic increase in oil prices and the favorable outlook for accelerating earnings growth at these companies. Consequently, we've been taking advantage of their price weakness during the quarter to increase the portfolio's exposure to these stocks. However, we think a key thing to emphasize in this volatile market is the importance of a long-term investment approach. My strategy for this portfolio is not to try to catch the hot trend, but rather to focus on the fundamental business outlooks of the companies we buy and hold in the portfolio. Over the long run, earnings dictate stock prices. That's why we believe a disciplined, bottom-up approach to investing usually serves investors well. Obviously, investors expect good returns. But it is also realistic to expect periods of underperformance. When the market is volatile or focused on one particular sector, as we've experienced with technology, we can't panic and change everything. History has shown that it is best to invest for the long haul.

Q.  WHERE DO YOU SEE THE BEST OPPORTUNITIES FOR THE FUND IN THE COMING MONTHS?

A. It may take a while before investors begin to return to the depressed stocks outside the technology and telecommunications sectors. However, we don't believe this extremely narrow market strength can last forever. As a result, in our view, the portfolio is well positioned to take advantage of the favorable long-term growth prospects in attractively valued sectors such as financial services, energy, and health care. At the same time, we believe the portfolio's moderate exposure to technology and telecommunications stocks could benefit the Fund due to the impressive long-term growth potential in these sectors.

   /s/ Alec C. Murray
   Alec C. Murray
   Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                           SEEKS TO PROVIDE LONG-TERM GROWTH OF
                                       CAPITAL, CURRENT INCOME, AND GROWTH OF
                                       INCOME.
  COMMENCEMENT OF
  INVESTMENT OPERATIONS:               JANUARY 2, 1996

  CLASS INCEPTION:                     CLASS A  JANUARY 2, 1996
                                       CLASS B  JANUARY 2, 1997
                                       CLASS C  JANUARY 2, 1997
                                       CLASS I  JANUARY 2, 1997

  SIZE:                                $183.5 MILLION NET ASSETS AS OF
                                       FEBRUARY 29, 2000
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH FEBRUARY 29, 2000

CLASS A
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                       -3.77%   +0.56%  +49.61%  +99.56%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                   --     +0.56%  +14.37%  +18.09%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                   --     -5.22%  +12.14%  +16.42%
--------------------------------------------------------------------------------

CLASS B
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                       -4.10%   -0.16%  +46.27%  +94.27%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                   --     -0.16%  +13.51%  +17.33%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                   --     -3.85%  +12.73%  +17.03%
--------------------------------------------------------------------------------

CLASS C
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                       -4.11%   -0.22%  +46.27%  +93.97%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                   --     -0.22%  +13.51%  +17.28%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                   --     -1.14%  +13.51%  +17.28%
--------------------------------------------------------------------------------

CLASS I
                                           6 Months   1 Year  3 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                       -3.65%   +0.79%  +50.71% +101.52%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                   --     +0.79%  +14.65% + 18.36%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 2, 1996, through February 29, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 29, 2000

FIVE LARGEST STOCK SECTORS
[Graphic Omitted]

TECHNOLOGY                    23.9%

FINANCIAL SERVICES            14.5%

UTILITIES & COMMUNICATIONS    12.5%

HEALTH CARE                    9.7%

CONSUMER STAPLES               9.6%


TOP 10 STOCK HOLDINGS

INTEL CORP.  4.3%                                  TYCO INTERNATIONAL LTD.  2.6%
Semiconductor manufacturer                         Security systems, packaging, and electronic
                                                   equipment conglomerate
CISCO SYSTEMS, INC.  3.9%
Computer network developer                         SPRINT CORP.  2.6%
                                                   Long-distance telephone company
EXXON MOBIL CORP.  3.4%
International oil and gas company                  WAL-MART STORES, INC.  2.4%
                                                   Retail chain
MICROSOFT CORP.  3.4%
Computer software and systems company              MOTOROLA, INC.  2.3%
                                                   Manufacturer of communications and
SUN MICROSYSTEMS, INC.  3.3%                       electronics products
Computer systems company
                                                   ORACLE CORP.  2.1%
                                                   Database software developer and manufacturer

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 29, 2000

Stocks - 97.7%
----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES           VALUE
----------------------------------------------------------------------------------------------------
U.S. Stocks - 90.6%
  Aerospace - 1.4%
    General Dynamics Corp.                                               33,800       $  1,461,850
    United Technologies Corp.                                            22,200          1,130,813
                                                                                      ------------
                                                                                      $  2,592,663
----------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Delphi Automotive Systems Corp.                                      54,200       $    904,463
----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.0%
    PNC Bank Corp.                                                       40,000       $  1,547,500
    Bank America Corp.                                                   16,700            769,244
    Capital One Financial Corp.                                          25,800            949,762
    Chase Manhattan Corp.                                                29,000          2,309,125
                                                                                      ------------
                                                                                      $  5,575,631
----------------------------------------------------------------------------------------------------
  Business Machines - 3.2%
    Sun Microsystems, Inc.*                                              60,640       $  5,775,960
----------------------------------------------------------------------------------------------------
  Chemicals - 0.8%
    Air Products & Chemicals, Inc.                                       17,900       $    460,925
    Eastman Chemical Co.                                                 14,400            517,500
    Rohm & Haas Co.                                                      13,300            536,988
                                                                                      ------------
                                                                                      $  1,515,413
----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.7%
    Microsoft Corp.*                                                     76,900       $  6,872,937
----------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.9%
    EMC Corp.*                                                           28,500       $  3,391,500
----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.5%
    Computer Associates International, Inc.                               9,600       $    617,400
    Oracle Corp.*                                                        54,200          4,024,350
                                                                                      ------------
                                                                                      $  4,641,750
----------------------------------------------------------------------------------------------------
  Conglomerates - 2.5%
    Tyco International Ltd.                                             122,144       $  4,633,838
----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 5.1%
    Clorox Co.                                                           49,500       $  2,001,656
    Colgate-Palmolive Co.                                                46,900          2,447,594
    Dial Corp.                                                           66,500            955,937
    Fortune Brands, Inc.                                                 26,200            573,125
    Galileo International, Inc.                                          49,300            838,100
    Monsanto Co.                                                         11,600            450,225
    Procter & Gamble Co.                                                 24,100          2,120,800
                                                                                      ------------
                                                                                      $  9,387,437
----------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Owens Illinois, Inc.*                                                17,500       $    241,719
----------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.0%
    Emerson Electric Co.                                                 38,700       $  1,763,269
----------------------------------------------------------------------------------------------------
  Electronics - 4.3%
    Intel Corp.                                                          69,500       $  7,853,500
----------------------------------------------------------------------------------------------------
  Energy - 0.5%
    Sierra Pacific Resources Co.                                         63,352       $    863,171
----------------------------------------------------------------------------------------------------
  Financial Institutions - 3.9%
    Associates First Capital Corp., "A"                                  54,000       $  1,073,250
    Citigroup, Inc.                                                      56,100          2,899,669
    Federal Home Loan Mortgage Corp.                                     40,500          1,690,875
    FleetBoston Financial Corp.                                          54,934          1,496,951
                                                                                      ------------
                                                                                      $  7,160,745
----------------------------------------------------------------------------------------------------
  Financial Services - 0.8%
    AXA Financial, Inc.                                                  48,200       $  1,442,988
----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 4.4%
    Anheuser-Busch Cos., Inc.                                            27,900       $  1,789,087
    General Mills, Inc.                                                  40,600          1,337,262
    Keebler Foods Co.*                                                   51,900          1,316,963
    Nabisco Holdings Corp., "A"                                          67,100          1,962,675
    Quaker Oats Co.                                                      32,500          1,752,969
                                                                                      ------------
                                                                                      $  8,158,956
----------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.4%
    Weyerhaeuser Co.                                                     15,300       $    785,081
----------------------------------------------------------------------------------------------------
  Insurance - 5.9%
    American International Group, Inc.                                   25,875       $  2,288,320
    Aon Corp.                                                            16,600            347,562
    CIGNA Corp.                                                          35,900          2,649,869
    Gallagher (Arthur J.) & Co.                                          28,000          1,431,500
    Hartford Financial Services Group, Inc.                              35,920          1,122,500
    Lincoln National Corp.                                               31,900            887,219
    Marsh & McLennan Cos., Inc.                                           8,400            649,950
    ReliaStar Financial Corp.                                            39,054          1,091,071
    Travelers Property Casualty Corp.                                     8,900            281,463
                                                                                      ------------
                                                                                        10,749,454
----------------------------------------------------------------------------------------------------
  Machinery - 2.8%
    Danaher Corp.                                                        46,400       $  1,893,700
    Deere & Co., Inc.                                                    30,400          1,086,800
    Ingersoll Rand Co.                                                   27,900          1,068,919
    W.W. Grainger, Inc.                                                  24,100          1,031,781
                                                                                      ------------
                                                                                      $  5,081,200
----------------------------------------------------------------------------------------------------
  Medical and Health Products - 5.9%
    American Home Products Corp.                                         68,300       $  2,971,050
    Bausch & Lomb, Inc.                                                  31,900          1,682,725
    Bristol-Myers Squibb Co.                                             64,300          3,653,044
    Pharmacia & Upjohn, Inc.                                             52,800          2,514,600
                                                                                      ------------
                                                                                      $ 10,821,419
----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.3%
    Genentech, Inc.*                                                      3,400       $    655,775
    Medtronic, Inc.                                                      72,100          3,492,344
                                                                                      ------------
                                                                                      $  4,148,119
----------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.2%
    Alcoa, Inc.                                                          31,460       $  2,155,010
----------------------------------------------------------------------------------------------------
  Oil Services - 0.4%
    Cooper Cameron Corp.*                                                13,300         $  734,825
----------------------------------------------------------------------------------------------------
  Oils - 5.3%
    Conoco, Inc.                                                        137,700       $  2,710,969
    Exxon Mobil Corp.                                                    84,236          6,344,023
    Transocean Sedco Forex, Inc.*                                        18,000            709,875
                                                                                      ------------
                                                                                      $  9,764,867
----------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.1%
    Tribune Co.                                                          53,400       $  2,079,263
----------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.9%
    Highwoods Properties, Inc.                                           78,100       $  1,635,219
----------------------------------------------------------------------------------------------------
  Stores - 5.3%
    CVS Corp.                                                            68,500       $  2,397,500
    Target Corp.                                                         38,200          2,253,800
    TJX Cos., Inc.                                                       51,000            812,812
    Wal-Mart Stores, Inc.                                                88,400          4,303,975
                                                                                      ------------
                                                                                      $  9,768,087
----------------------------------------------------------------------------------------------------
  Supermarkets - 1.7%
    Kroger Co.*                                                          51,300       $    763,087
    Safeway, Inc.*                                                       59,100          2,279,044
                                                                                      ------------
                                                                                      $  3,042,131
----------------------------------------------------------------------------------------------------
  Telecommunications - 14.2%
    Bell Atlantic Corp.                                                  65,900       $  3,224,981
    Cisco Systems, Inc.*                                                 47,400          6,265,688
    Corning, Inc.                                                        16,151          3,036,388
    MCI WorldCom, Inc.*                                                  76,050          3,393,731
    Motorola, Inc.                                                       24,100          4,109,050
    Nortel Networks Corp.                                                14,000          1,561,000
    Sprint Corp.                                                         71,800          4,379,800
                                                                                      ------------
                                                                                      $ 25,970,638
----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.1%
    CMS Energy Corp.                                                     38,210       $    640,018
    Peco Energy Co.                                                      38,100          1,421,606
                                                                                      ------------
                                                                                      $  2,061,624
----------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.0%
    Columbia Energy Group Co.                                            32,450       $  1,914,550
----------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.5%
    U.S. West, Inc.                                                      38,900       $  2,825,112
----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $166,312,539
----------------------------------------------------------------------------------------------------
Foreign Stocks - 7.1%
  Canada - 0.9%
    Canadian National Railway Co. (Railroads)                            73,135       $  1,723,243
----------------------------------------------------------------------------------------------------
  Germany - 0.4%
    Henkel KGaA, Preferred (Chemicals)                                   12,900       $    675,074
----------------------------------------------------------------------------------------------------
  Ireland - 0.8%
    Bank of Ireland (Banks and Credit Cos.)*                            241,900       $  1,414,454
----------------------------------------------------------------------------------------------------
  Japan - 0.9%
    Nippon Telegraph & Telephone Co. (Utilities -
      Telephone)                                                            114       $  1,577,280
----------------------------------------------------------------------------------------------------
  Netherlands - 0.5%
    ING Groep N.V. (Financial Services)*                                 19,545       $    989,652
----------------------------------------------------------------------------------------------------
  Switzerland - 0.3%
    Nestle S.A. (Food and Beverage Products)                                337       $    569,016
----------------------------------------------------------------------------------------------------
  United Kingdom - 3.3%
    BP Amoco PLC, ADR (Oils)                                             73,576       $  3,458,072
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                           603              5,567
    Vodafone AirTouch PLC (Telecommunications)*                         459,923          2,573,141
                                                                                      ------------
                                                                                      $  6,036,780
----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $ 12,985,499
----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $161,637,551)                                          $179,298,038
----------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 1.7%
----------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Lincoln National Corp., 7.75%                                         9,000       $    148,500
----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    Houston Industries, Inc., 7.00%                                      20,400       $  2,895,525
----------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $1,998,382)                       $  3,044,025
----------------------------------------------------------------------------------------------------

Short-Term Obligation - 0.6%
----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)           VALUE
----------------------------------------------------------------------------------------------------
    Student Loan Marketing Assn., due 3/01/00,
      at Amortized Cost                                                $  1,205       $  1,205,000
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $164,840,933)                                     $183,547,063
Other Assets, Less Liabilities - 0.0%                                                        2,429
----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $183,549,492
----------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $164,840,933)       $183,547,063
  Investments of cash collateral for securities loaned, at
    value (identified cost, $1,905,270)                          1,905,270
  Cash                                                               3,125
  Receivable for Fund shares sold                                  361,490
  Receivable for investments sold                                  578,487
  Net receivable for forward foreign currency exchange
    contracts to sell                                               32,396
  Net receivable for forward foreign currency exchange
    contracts subject to  master netting agreements                145,299
  Dividends and interest receivable                                186,196
  Deferred organization expenses                                       364
  Other assets                                                       1,687
                                                              ------------
      Total assets                                            $186,761,377
                                                              ------------

Liabilities:
  Payable for Fund shares reacquired                          $  1,001,166
  Payable for investments purchased                                198,753
  Collateral for securities loaned, at value                     1,905,270
  Payable to affiliates -
    Management fee                                                   3,235
    Shareholder servicing agent fee                                    498
    Distribution and service fee                                     3,793
    Administrative fee                                                  75
  Accrued expenses and other liabilities                            99,095
                                                              ------------
      Total liabilities                                       $  3,211,885
                                                              ------------
Net assets                                                    $183,549,492
                                                              ============
Net assets consist of:
  Paid-in capital                                             $166,886,556
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                18,883,815
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (1,879,061)
  Accumulated net investment loss                                 (341,818)
                                                              ------------
      Total                                                   $183,549,492
                                                              ============
Shares of beneficial interest outstanding                      11,626,406
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $66,654,664 / 4,186,808 shares of
      beneficial interest outstanding)                          $15.92
                                                                ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                  $16.89
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $98,278,981 / 6,252,088 shares of
      beneficial interest outstanding)                          $15.72
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $18,140,642 / 1,157,814 shares of
      beneficial interest outstanding)                          $15.67
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $475,205 / 29,696 shares of
    beneficial interest outstanding)                            $16.00
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 29, 2000
-------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                                  $  1,271,890
    Interest                                                                        153,582
    Foreign taxes withheld                                                           (7,049)
                                                                               ------------
      Total investment income                                                  $  1,418,423
                                                                               ------------
  Expenses -
    Management fee                                                             $    662,945
    Trustee's compensation                                                           20,002
    Shareholder servicing agent fee                                                 101,992
    Distribution and service fee (Class A)                                          129,205
    Distribution and service fee (Class B)                                          542,865
    Distribution and service fee (Class C)                                          105,188
    Administrative fee                                                               10,899
    Custodian fee                                                                    45,889
    Printing                                                                         17,324
    Postage                                                                          15,064
    Auditing fees                                                                    16,161
    Legal fees                                                                          246
    Amortization of organization expenses                                               218
    Miscellaneous                                                                   109,738
                                                                               ------------
      Total expenses                                                           $  1,777,736
    Reduction of expenses by distributor                                            (25,387)
    Fees paid indirectly                                                            (11,003)
                                                                               ------------
      Net expenses                                                             $  1,741,346
                                                                               ------------
        Net investment loss                                                    $   (322,923)
                                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $ (2,114,203)
    Foreign currency transactions                                                   (54,338)
                                                                               ------------
      Net realized loss on investments and foreign currency transactions       $ (2,168,541)
                                                                               ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                $ (5,255,249)
    Translation of assets and liabilities in foreign currencies                     177,551
                                                                               ------------
      Net unrealized loss on investments and foreign currency translation      $ (5,077,698)
                                                                               ------------
        Net realized and unrealized loss on investments and foreign
          currency                                                             $ (7,246,239)
                                                                               ------------
          Decrease in net assets from operations                               $ (7,569,162)
                                                                               ============


See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                           FEBRUARY 29, 2000               AUGUST 31, 1999
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $   (322,923)                $    (338,645)
  Net realized gain (loss) on investments and foreign
    currency transactions                                         (2,168,541)                   15,970,060
  Net unrealized gain (loss) on investments and
    foreign currency translation                                  (5,077,698)                   25,736,868
                                                                ------------                 -------------
      Increase (decrease) in net assets from operations         $ (7,569,162)                $  41,368,283
                                                                ------------                 -------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $         --                 $     (52,701)
  From net investment income (Class I)                                    --                        (4,034)
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (5,596,721)                   (2,375,799)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (8,358,049)                   (3,430,602)
  From net realized gain on investments and foreign
    currency transactions (Class C)                               (1,618,635)                     (655,481)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (47,760)                      (43,344)
                                                                ------------                 -------------
      Total distributions declared to shareholders              $(15,621,165)                $  (6,561,961)
                                                                ------------                 -------------

Net increase (decrease) in net assets from Fund share
  transactions                                                  $ (4,710,806)                $  34,164,183
                                                                ------------                 -------------
      Total increase (decrease) in net assets                   $(27,901,133)                $  68,970,505
Net assets:
  At beginning of period                                         211,450,625                   142,480,120
                                                                ------------                 -------------
  At end of period (including accumulated net investment
    loss of $341,818 and $18,895, respectively)                 $183,549,492                 $ 211,450,625
                                                                ============                 =============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED AUGUST 31,                   PERIOD ENDED
                                      SIX MONTHS ENDED        -----------------------------------------           AUGUST 31,
                                     FEBRUARY 29, 2000             1999            1998            1997                1996*
                                           (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period           $17.87           $14.42          $14.12          $11.13               $10.00
                                                ------           ------          ------          ------               ------
Income (loss) from investment operations#-
  Net investment income(S)                      $ 0.01           $ 0.05          $ 0.09          $ 0.07               $ 0.05
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (0.63)            4.03            0.78            3.02                 1.08
                                                ------           ------          ------          ------               ------
      Total from investment operations          $(0.62)          $ 4.08          $ 0.87          $ 3.09               $ 1.13
                                                ------           ------          ------          ------               ------
Less distributions declared to shareholders -
  From net investment income                        --           $(0.01)         $(0.03)         $(0.06)                  --
  From net realized gain on investments
    and foreign currency transactions            (1.33)           (0.62)          (0.54)          (0.04)                  --
                                                ------           ------          ------          ------               ------
      Total distributions declared to
        shareholders                            $(1.33)          $(0.63)         $(0.57)         $(0.10)              $   --
                                                ------           ------          ------          ------               ------
Net asset value - end of period                 $15.92           $17.87          $14.42          $14.12               $11.13
                                                ======           ======          ======          ======               ======
Total return(+)                                  (3.77)%++        28.64%           6.33%          36.22%               11.30%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                      1.25%+           1.23%           1.29%           1.51%                1.55%+
  Net investment income                           0.14%+           0.30%           0.56%           0.56%                0.65%+
Portfolio turnover                                  35%              96%            101%            106%                  58%
Net assets at end of period (000 Omitted)      $66,655          $76,635         $52,238         $33,567                 $492

(S)Prior to January 1, 2000, the distributor voluntarily waived all or a portion of its distribution fee for the periods indicated below. For the year ended August 31, 1997, and for the period ended August 31, 1996, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                    --           $ 0.03          $ 0.07          $ 0.07               $(0.13)
    Ratios (to average net assets):
      Expenses##                                  1.32%+           1.33%           1.39%           1.55%                4.58%+
      Net investment income (loss)                0.07%+           0.20%           0.46%           0.51%               (1.86)%+

  *For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights -- continued
-----------------------------------------------------------------------------------------------------------
                                                                                                PERIOD
                                                                YEAR ENDED AUGUST 31,           ENDED
                                      SIX MONTHS ENDED          ----------------------        AUGUST 31,
                                     FEBRUARY 29, 2000           1999            1998           1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
                                               CLASS I
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period           $17.72           $14.40          $14.11          $12.01
                                                ------           ------          ------          ------
Income (loss) from investment operations# -
  Net investment loss(S)                        $(0.05)          $(0.08)         $(0.03)         $(0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency             (0.62)            4.02            0.80            2.13
                                                ------           ------          ------          ------
      Total from investment operations          $(0.67)          $ 3.94          $ 0.77          $ 2.11
                                                ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        --               --          $(0.00)+++      $(0.01)
  From net realized gain on investments and
    foreign currency transactions                (1.33)           (0.62)          (0.48)             --
  In excess of net investment income                --               --              --           (0.00)+++
                                                ------           ------          ------          ------
      Total distributions declared to
        shareholders                            $(1.33)          $(0.62)         $(0.48)         $(0.01)
                                                ------           ------          ------          ------
Net asset value - end of period                 $15.72           $17.72          $14.40          $14.11
                                                ======           ======          ======          ======
Total return                                     (4.10)%++        27.74%           5.54%          17.56%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                      1.97%+           1.98%           2.03%           2.26%+
  Net investment loss                            (0.57)%+         (0.45)%         (0.19)%         (0.22)%+
Portfolio turnover                                  35%              96%            101%            106%
Net assets at end of period (000 Omitted)      $98,279         $112,000         $76,032         $43,069

(S)For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

   Net investment loss                                                                           $(0.02)
   Ratios (to average net assets):
     Expenses##                                                                                    2.30%+
     Net investment loss                                                                          (0.27)%+

  *For the period from the inception of Class B, January 2, 1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights -- continued
-----------------------------------------------------------------------------------------------------------
                                                                                                PERIOD
                                                                YEAR ENDED AUGUST 31,           ENDED
                                      SIX MONTHS ENDED          ----------------------        AUGUST 31,
                                     FEBRUARY 29, 2000           1999            1998           1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
                                               CLASS C
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period           $17.67           $14.36          $14.08          $12.00
                                                ------           ------          ------          ------
Income (loss) from investment operations# -
  Net investment loss(S)                        $(0.05)          $(0.08)         $(0.03)         $(0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency             (0.62)            4.01            0.80            2.11
                                                ------           ------          ------          ------
      Total from investment operations          $(0.67)          $ 3.93          $ 0.77          $ 2.09
                                                ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        --               --          $(0.00)+++      $(0.01)
  From net realized gain on investments and
    foreign currency transactions                (1.33)           (0.62)          (0.49)             --
  In excess of net investment income                --               --              --           (0.00)+++
                                                ------           ------          ------          ------
      Total distributions declared to
        shareholders                            $(1.33)          $(0.62)         $(0.49)         $(0.01)
                                                ------           ------          ------          ------
Net asset value - end of period                 $15.67           $17.67          $14.36          $14.08
                                                ======           ======          ======          ======
Total return                                     (4.11)%++        27.66%           5.59%          17.41%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                      1.97%+           1.98%           2.03%           2.26%+
  Net investment loss                            (0.57)%+         (0.46)%         (0.19)%         (0.21)%+
Portfolio turnover                                  35%              96%            101%            106%
Net assets at end of period (000 Omitted)      $18,141          $22,074         $13,199          $7,433

(S)For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                                          $(0.02)
    Ratios (to average net assets):
      Expenses##                                                                                   2.30%+
      Net investment loss                                                                         (0.26)%+

  *For the period from the inception of Class C, January 2, 1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights -- continued
-----------------------------------------------------------------------------------------------------------
                                                                                                PERIOD
                                                                YEAR ENDED AUGUST 31,           ENDED
                                      SIX MONTHS ENDED          ----------------------        AUGUST 31,
                                     FEBRUARY 29, 2000           1999            1998           1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
                                               CLASS I
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period           $17.93           $14.47          $14.16          $12.01
                                                ------           ------          ------          ------
Income (loss) from investment operations# -
  Net investment income(S)                      $ 0.04           $ 0.09          $ 0.13          $ 0.08
  Net realized and unrealized gain (loss) on
    investments and foreign currency             (0.64)            4.05            0.78            2.11
                                                ------           ------          ------          ------
      Total from investment operations          $(0.60)          $ 4.14          $ 0.91          $ 2.19
                                                ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        --           $(0.06)         $(0.03)         $(0.02)
  From net realized gain on investments and
    foreign currency transactions                (1.33)           (0.62)          (0.57)             --
  In excess of net investment income                --               --              --           (0.02)
                                                ------           ------          ------          ------
      Total distributions declared to
        shareholders                            $(1.33)          $(0.68)         $(0.60)         $(0.04)
                                                ------           ------          ------          ------
Net asset value - end of period                 $16.00           $17.93          $14.47          $14.16
                                                ======           ======          ======          ======
Total return                                     (3.65)%++        28.95%           6.62%          19.01%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                      0.97%+           0.98%           1.05%           1.19%+
  Net investment income                           0.42%+           0.56%           0.80%           0.87%+
Portfolio turnover                                  35%              96%            101%            106%
Net assets at end of period (000 Omitted)         $475             $742          $1,011            $825

(S)For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

   Net investment income                                                                         $ 0.08
   Ratios (to average net assets):
     Expenses##                                                                                    1.22%+
     Net investment income                                                                         0.83%+

 *For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research Growth and Income Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Debt securities other than short-term obligations which mature in 60 days or less, including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as the lending agent, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 29, 2000, the value of securities loaned was $1,813,122. These loans were collateralized by cash of $1,905,270 which was invested in the following short-term obligation:

                                                                 AMORTIZED COST
                                                 SHARES               AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   1,905,270             $1,905,270

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average net assets                                 0.65%
Average net assets in excess of $500 million                             0.55%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,406 for the six months ended February 29, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $22,610 for the six months ended February 29, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Prior to January 1, 2000, the Class A distribution fee was waived on a voluntary basis. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,771 for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, were 0.28% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $478 and $366 for Class B and Class C shares, respectively, for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges.

Contingent deferred sales charges imposed during the six months ended February 29, 2000, were $1,124, $149,434, and $5,762 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                 PURCHASES          SALES
--------------------------------------------------------------------------------
U.S. government securities                     $   2,177,334     $     128,159
                                               -------------     -------------
Investments (non-U.S. government securities)   $  68,758,493     $  83,192,595
                                               -------------     --------------

The cost and unrealized appreciation and depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $164,840,933
                                                                  -------------
Gross unrealized appreciation                                     $  38,832,812
Gross unrealized depreciation                                       (20,126,682)
                                                                  -------------
    Net unrealized appreciation                                   $  18,706,130
                                                                  =============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                   SIX MONTHS ENDED FEBRUARY 29, 2000          YEAR ENDED AUGUST 31, 1999
                                   ----------------------------------          --------------------------
                                            SHARES             AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                735,468      $  12,721,699         3,645,443     $  63,306,652
Shares issued to shareholders in
  reinvestment of distributions            312,259          5,195,991           139,764         2,271,173
Shares reacquired                       (1,150,464)       (19,766,797)       (3,117,317)      (54,205,988)
                                        ----------      -------------        ----------     -------------
    Net increase (decrease)               (102,737)     $  (1,849,107)          667,890     $  11,371,837
                                        ==========      =============        ==========     =============

Class B Shares
                                   SIX MONTHS ENDED FEBRUARY 29, 2000          YEAR ENDED AUGUST 31, 1999
                                   ----------------------------------          --------------------------
                                            SHARES             AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                626,609        $10,691,895         2,395,114       $41,522,632
Shares issued to shareholders in
  reinvestment of distributions            444,300          7,313,182           188,815         3,058,783
Shares reacquired                       (1,140,010)       (19,154,141)       (1,544,500)      (26,910,916)
                                        ----------      -------------        ----------     -------------
    Net increase (decrease)                (69,101)     $  (1,149,064)        1,039,429       $17,670,499
                                        ==========      =============        ==========     =============

Class C Shares
                                   SIX MONTHS ENDED FEBRUARY 29, 2000           YEAR ENDED AUGUST 31, 1999
                                   ----------------------------------          --------------------------
                                            SHARES             AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                599,618      $  10,210,751           858,873     $  14,963,918
Shares issued to shareholders in
  reinvestment of distributions             75,055          1,231,647            31,558           509,969
Shares reacquired                         (766,211)       (12,956,400)         (560,128)       (9,863,028)
                                        ----------      -------------        ----------     -------------
    Net increase (decrease)                (91,538)     $  (1,514,002)          330,303     $   5,610,859
                                        ==========      =============        ==========     =============

Class I Shares
                                   SIX MONTHS ENDED FEBRUARY 29, 2000          YEAR ENDED AUGUST 31, 1999
                                   ----------------------------------          --------------------------
                                            SHARES             AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                  3,344      $      56,742             7,169     $     122,855
Shares issued to shareholders in
  reinvestment of distributions              2,856             47,754             2,910            47,375
Shares reacquired                          (17,872)          (303,129)          (38,533)         (659,242)
                                        ----------      -------------        ----------     -------------
    Net decrease                           (11,672)     $    (198,633)          (28,454)    $    (489,012)
                                        ==========      =============        ==========     =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 29, 2000, was $733. The Fund had no significant borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                      NET
                                           CONTRACTS TO      IN EXCHANGE      CONTRACTS        UNREALIZED
                   SETTLEMENT DATE              DELIVER              FOR       AT VALUE      APPRECIATION
---------------------------------------------------------------------------------------------------------
Sales                      3/15/00  JPY      36,882,672         $368,827       $336,431           $32,396

At February 29, 2000, forward foreign currency sales under master netting agreements excluded above amounted to a net receivable of $145,299 with Deutsche Bank.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

                              JPY = Japanese Yen

At February 29, 2000, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) RESEARCH GROWTH AND INCOME FUND

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey - Private Investor; Former           Mark E. Bradley*
Chairman and Director (until 1991), MFS                Ellen Moynihan*
Investment Management(R)                               James O. Yost*

Marshall N. Cohan - Private Investor                   SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School           James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief             CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                       INVESTOR INFORMATION
Abby M. O'Neill - Private Investor                     For information on MFS mutual funds, call your
                                                       investment professional or, for an information
Walter E. Robb, III - President and Treasurer,         kit, call toll free: 1-800-637-2929 any
Benchmark Advisors, Inc. (corporate financial          business day from 9 a.m. to 5 p.m. Eastern time
consultants); President, Benchmark Consulting          (or leave a message anytime).
Group, Inc. (office services)
                                                       INVESTOR SERVICE
Arnold D. Scott* - Senior Executive                    MFS Service Center, Inc.
Vice President, Director, and Secretary,               P.O. Box 2281
MFS Investment Management                              Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief                For general information, call toll free:
Executive Officer, MFS Investment Management           1-800-225-2606 any business day from 8 a.m. to
                                                       8 p.m. Eastern time.
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning                  For service to speech- or hearing-impaired,
specialists) Ward Smith - Former Chairman              call toll free: 1-800-637-6576 any business day
(until 1994), NACCO Industries (holding                from 9 a.m. to 5 p.m. Eastern time. (To use
company)                                               this service, your phone must be equipped with
                                                       a Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company               For share prices, account balances, exchanges,
500 Boylston Street                                    or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                  1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                       touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                            WORLD WIDE WEB
500 Boylston Street                                    www.mfs.com
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

ASSOCIATE DIRECTOR OF EQUITY RESEARCH
Alec C. Murray*

TREASURER
W. Thomas London*

+Independent Trustee
*MFS Investment Management

MFS(R) RESEARCH GROWTH                                          ------------
AND INCOME FUND                                                   BULK RATE
                                                                U.S. POSTAGE
[Logo] M F S(R)                                                     PAID
INVESTMENT MANAGEMENT                                               MFS
  We invented the mutual fund(R)                                ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                  MRG-3  4/00 25M 91/291/391/891